EXHIBIT 10.156

                                  [LETTERHEAD]

NATIONAL BANK OF CANADA
December 19, 1997

CATALINA LIGHTING CANADA, (1992) INC.
LUMIERES CATALINA CANADA, (1992) INC.
c/o Catalina Lighting, Inc.
18191 N.W. 68th Avenue
Miami, Florida 33015
United States of America

ATTENTION OF MR. THOMAS M. BLUTH, TAX DIRECTOR

Dear Sir:

        RE: SECOND AMENDMENT TO OFFER OF FINANCING AND BANKING SERVICES

Reference is hereby made to the Offer of financing and banking services dated April 17, 1996 and amended October 17, 1997, between Catalina Lighting Canada,
(1992) Inc. (the "Borrower") and National Bank of Canada (the "Bank"). Capitalized terms used herein and not otherwise defined shall have the meanings specified in the Offer of financing and banking services.

In consideration of the mutual covenants and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Bank and the Borrower have agreed as follows;

1) The Offer of financing and banking services and Amendment to Offer of financing and banking services shall be further amended as follows;

     A) The credit referenced in section 1.1 shall be replaced by the following;

         1.1  THE CREDIT

              The Bank, subject to the terms and conditions hereof, agrees to make available to the Borrower an operating credit of $4,000,000, in Canadian Dollars or U.S. equivalent, to finance the Borrower's operating requirements.

     B) The interest rate referenced in section 1.4 shall be replaced by the following;

         1.4   INTEREST RATE

               All Canadian dollars advances shall bear interest at the Canadian Prime Rate of the Bank plus 0.50%, and all U.S. dollars advances shall bear interest at the U.S. Base Rate of the Bank. Interest shall be payable monthly on the 26th day of each month.

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AMENDMENT TO OFFER OF FINANCING                                          PAGE 2

2. The amendments and waivers set forth herein are strictly limited to the terms, covenants, matters, occasions and times specifically described above and shall not be deemed to constitute an amendment, consent or waiver with respect to any other term, covenant, matter, time or occasion.

3. This letter agreement supersedes and replaces any prior agreements of understandings with respect to any of the matters provided for herein.

4. This letter agreement shall be deemed to have been made in the Province of Quebec and governed by the interpreted in accordance with the laws of such Province and the laws of Canada applicable therein, except that no doctrine or choice of law shall be used to apply the laws of any other jurisdiction.

Except to the extent waived or modified herein, the Offer of financing and banking services remains in full force and effect and is hereby ratified and confirmed. Please evidence your agreement with the terms of this letter agreement by signing in the space below. This letter agreement shall become effective in accordance with its terms upon execution by the Bank and the Borrower whereupon all references to the Agreement in the Offer of financing and banking services and in the other credit Documents shall, except where the context otherwise requires, be deemed to be a reference to the Offer of financing and banking services as amended by the letter agreement dated October 17, 1997, and further amended by this letter agreement.


Sincerely,
NATIONAL BANK OF CANADA

Per: /s/ TIMOTHY LOHN                       Per: /s/ ELLIS GASTON
     ----------------------------                ------------------------------
     TIMOTHY LOHN                                ELLIS GASTON
     DIVISIONAL MANAGER                          SENIOR MANAGER

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AMENDMENT TO OFFER OF FINANCING                                         PAGE 3


ACCEPTANCE

The undersigned hereby accepts the terms and conditions of this Offer dated December 19, 1997, at the City of __________________, Province of Quebec, this ____ day of _________, 199_.


CATALINA LIGHTING CANADA, (1992) INC.
LUMIERES CATALINA CANADA, (1992) INC.



Per:  /s/ [ILLEGIBLE]                               Per:
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      Name:                                              Name:
      Title:                                             Title: